Net Interest Expense and Other Net Finance Expense - Schedule of Other Net Finance Expense (Detail) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Disclosure of other net finance expense [abstract]
Realized loss on sale of FVOCI investment debt securities		$ 0.3
Amortization on FVOCI investment debt securities		0.5
Bank charges	$ 3.5	5.6
Total other finance expense	3.5	6.4
Derecognition of notes payable	(0.4)	(0.7)
Other net finance expense	$ 3.1	$ 5.7